SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report:  May 12, 2003

Group 1 Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware (Sate of other jurisdiction of incorporation)	0-6355 (Commission File Number)	52-0852578 (IRS Employer Identification Number)

4200 Parliament Place, Suite 600 (Address of principal executive offices)	20706-1844 (Zip Code)

(301) 918-0400
(Registrant’s telephone number, including area code)

Disclosure Page 1

Item 5.

Other Events and Regulation FD Disclosure

The registrant’s press release dated May 12, 2003, regarding its financial results for the period ended March 31, 2003 is attached as Exhibit 99.1.

Disclosure Page 2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Group 1 Software Press Release dated May 12, 2003.

Disclosure Page 3

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2003

Group 1 Software, Inc.
By:	/s/ Mark D. Funston

Name:	Mark D. Funston
Title:	Chief Financial Officer

Disclosure Page 4